

                      THE CINCINNATI GAS & ELECTRIC COMPANY
                        CONSOLIDATING STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                (dollars in thousands, except per share amounts)

                                                          The Union Light,                   The West
                                       The Cincinnati Gas     Heat and     Lawrenceburg   Harrison Gas and   Miami
                                       & Electric Company  Power Company   Gas Company   Electric Company  Power Corp.
                                       ------------------------------------------------------------------------------
OPERATING REVENUES
     Electric
        Non-affiliated companies           $ 1,911,250      $ 206,103        $    -           $ 563          $ -
        Affiliated companies                   209,136          4,131             -               -           22
     Gas
        Non-affiliated companies               297,224         70,377         6,537               -            -
        Affiliated companies                     2,317            351             -               -            -
                                       ----------------  -------------  ------------  --------------  -----------
                                             2,419,927        280,962         6,537             563           22

OPERATING EXPENSES
    Fuel used in electric production           340,593              -             -               -            -
    Gas purchased                                                                                 -
        Non-affiliated companies               134,199         34,266         3,532               -            -
        Affiliated companies                       883            424             -               -            -
    Purchased and exchanged power                                                                 -            -
        Non-affilitated companies              700,285            524                             3
        Affiliated companies                    24,130        158,032                           363
    Operation  and maintenance                 376,684         38,611         1,277              92            -
    Depreciation and amortization              188,825         14,830           475              19            1
    Taxes other than income taxes              207,731          4,136           278              13            3
                                       ----------------  -------------  ------------  --------------  -----------
                                             1,973,330        250,823         5,562             490            4

OPERATING INCOME (LOSS)                        446,597         30,139           975              73           18

EQUITY IN EARNINGS OF SUBSIDIARIES              14,902              -             -               -            -

MISCELLANEOUS - NET                             (1,259)        (1,567)           12               -            -

INTEREST                                        94,522          6,114           124               -            -
                                       ----------------  -------------  ------------  --------------  -----------

INCOME (LOSS) BEFORE TAXES                     365,718         22,458           863              73           18

INCOME TAXES                                   132,142         10,184           314              27            6
                                       ----------------  -------------  ------------  --------------  -----------
NET INCOME (LOSS)                              233,576         12,274           549              46           12

PREFERRED DIVIDEND REQUIREMENT                     856              -             -               -            -
                                       ----------------  -------------  ------------  --------------  -----------

NET INCOME APPLICABLE TO COMMON STOCK        $ 232,720       $ 12,274          $549             $46         $ 12



                      THE CINCINNATI GAS & ELECTRIC COMPANY
                  CONSOLIDATING STATEMENT OF INCOME (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                (dollars in thousands, except per share amounts)

                                                                                         Consolidated
                                           Tri-State          KO                       The Cincinnati Gas
                                        Improvement Co. Transmission Co. Eliminations  & Electric Company
                                       ------------------------------------------------------------------
OPERATING REVENUES
     Electric
        Non-affiliated companies                 $ -              $ -     $  2,678         $ 2,120,594
        Affiliated companies                       -                -     (159,022)             54,267
     Gas
        Non-affiliated companies                   -              253           (1)            374,390
        Affiliated companies                       -            1,142       (2,187)              1,623
                                        -------------    ------------- ------------       -------------
                                                   -            1,395     (158,532)          2,550,874

OPERATING EXPENSES
    Fuel used in electric production               -                -            -             340,593
    Gas purchased
        Non-affiliated companies                   -                -            -             171,997
        Affiliated companies                       -                -       (1,307)                  -
    Purchased and exchanged power                  -                -                                -
        Non-affiliated companies                                               955             701,767
        Affiliated companies                                              (158,395)             24,130
    Operation and maintenance                    194              906       (1,507)            416,257
    Depreciation and amortization                  -              318            -             204,468
    Taxes other than income taxes                 11               21            -             212,193
                                        -------------    ------------- ------------       -------------
                                                 205            1,245     (160,254)          2,071,405

OPERATING INCOME (LOSS)                         (205)             150        1,722             479,469

EQUITY IN EARNINGS OF SUBSIDIARIES                 -                -      (14,902)                  -

MISCELLANEOUS - NET                            1,979                -       (1,645)             (2,480)

INTEREST                                         623                -       (1,646)             99,737
                                        -------------    ------------- ------------       -------------

INCOME (LOSS) BEFORE TAXES                     1,151              150      (13,179)            377,252

INCOME TAXES                                     298               59          646             143,676
                                        -------------    ------------- ------------       -------------
NET INCOME (LOSS)                                853               91      (13,825)            233,576

PREFERRED DIVIDEND REQUIREMENT                     -                -            -                 856
                                        -------------    ------------- ------------       -------------

NET INCOME APPLICABLE TO COMMON STOCK           $853             $ 91     $ (13,825)         $ 232,720


                                                               THE CINCINNATI GAS & ELECTRIC COMPANY
                                                                    CONSOLIDATING BALANCE SHEET
                                                                         DECEMBER 31, 1999

                                                                      (dollars in thousands)


                                                             The Union Light,                       The West
                                         The Cincinnati Gas     Heat and        Lawrenceburg    Harrison Gas and     Miami
                                         & Electric Company   Power Company     Gas Company     Electric Company  Power Corp.
                                        -------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                      $  5,686         $ 3,641            $ 76             $ 107         $ 11
  Restricted deposits                                 132               -               -                 -            -
  Notes receivable from affiliated companies        9,434               -               -                 -            -
  Accounts receivable - net                       260,502          17,786           1,145                81            -
  Accounts receivable from affiliated companies    29,639             775              76                 2            -
  Materials, supplies, and fuel - at average cost  91,302           7,654              43                 -            -
  Prepayments and other                            35,305             219               3                 -            -
  Energy risk management current assets            63,926               -               -                 -            -
                                         -----------------  --------------  -------------- -----------------  -----------
                                                  495,926          30,075           1,343               190           11

UTILITY PLANT - ORIGINAL COST
  In service
     Electric                                   4,652,445         222,035               -               590          563
     Gas                                          620,909         173,011          16,318                 -            -
     Common                                       146,773          42,351               -                 -            -
                                         -----------------  --------------  -------------- -----------------  -----------
                                                5,420,127         437,397          16,318               590          563
  Accumulated depreciation                      2,106,091         154,607           4,957               239          559
                                         -----------------  --------------  -------------- -----------------  -----------
                                                3,314,036         282,790          11,361               351            4
  Construction work in progress                   138,763          13,761             702                 3            -
                                         -----------------  --------------  -------------- -----------------  -----------
         Total utility plant                    3,452,799         296,551          12,063               354            4

OTHER ASSETS
  Regulatory assets                               525,585          10,639               -                 -            -
  Investments in consolidated subsidiaries        180,428               -               -                 -            -
  Energy Risk management
    non-current assets                              7,368               -               -                 -            -
  Other                                            60,788           5,000              45                (8)           1
                                         -----------------  --------------  -------------- -----------------  -----------
                                                  774,169          15,639              45                (8)           1

                                              $ 4,722,894       $ 342,265        $ 13,451             $ 536         $ 16


                                                            THE CINCINNATI GAS & ELECTRIC COMPANY
                                                            CONSOLIDATING BALANCE SHEET (CONTINUED)
                                                                      DECEMBER 31, 1999

                                                                   (dollars in thousands)


                                                                                              Consolidated
                                             Tri-State          KO                         The Cincinnati Gas
                                          Improvement Co. Transmission Co.  Eliminations   & Electric Company
                                         ---------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                        $ 33            $ -            $ -             $  9,554
  Restricted deposits                                 -              -              -                  132
  Notes receivable from affiliated companies          -              -         (9,434)                   -
  Accounts receivable - net                          13             64              -              279,591
  Accounts receivable from affiliated companies     750             29        (18,553)              12,718
  Materials, supplies, and fuel - at average
    cost                                              -              -              -               98,999
  Prepayments and other                               -              -              -               35,527
  Energy risk management current assets               -              -              -               63,926
                                          --------------  -------------   ------------      ---------------
                                                    796             93        (27,987)             500,447

UTILITY PLANT - ORIGINAL COST
  In service
     Electric                                         -              -              -            4,875,633
     Gas                                              -         14,189              -              824,427
     Common                                           -              -              -              189,124
                                          --------------  -------------   ------------      ---------------
                                                      -         14,189              -            5,889,184
  Accumulated depreciation                            -         13,134              -            2,279,587
                                          --------------  -------------   ------------      ---------------
                                                      -          1,055              -            3,609,597
  Construction work in progress                       -              -              -              153,229
                                          --------------  -------------   ------------      ---------------
         Total utility plant                          -          1,055              -            3,762,826

OTHER ASSETS
  Regulatory assets                                   -              -              -              536,224
  Investments in consolidated subsidiaries            -              -       (180,428)                   -
  Energy risk management
    non-current assets                                -              -              -                7,368
  Other                                          43,605            322              -              109,753
                                          --------------  -------------   ------------      ---------------
                                                 43,605            322       (180,428)             653,345

                                               $ 44,401        $ 1,470     $ (208,415)         $ 4,916,618




                                                              THE CINCINNATI GAS & ELECTRIC COMPANY
                                                                   CONSOLIDATING BALANCE SHEET
                                                                        DECEMBER 31, 1999

                                                                     (dollars in thousands)

                                                            The Union Light,                   The West
                                         The Cincinnati Gas    Heat and     Lawrenceburg   Harrison Gas and    Miami
                                         & Electric Company  Power Company  Gas Company    Electric Company  Power Corp.
                                        --------------------------------------------------------------------------------

CAPITALIZATION AND LIABILITIES

CURRENT LIABILITIES
  Accounts payable                          $ 243,599         $ 8,487          $ 902              $ -         $ -
  Accounts payable to affiliated companies     62,647          20,122            148               45           1
  Accrued taxes                               134,905             739            196                9           3
  Accrued interest                             16,030           1,298             44                3           -
  Notes payable and other short-term
    obligations                               234,702               -              -                -           -
  Notes payable to affiliated companies        31,205          37,752            837                -           -
  Long term debt due within one year                -               -              -                -           -
  Energy risk management current
    liabilities                                60,478               -              -                -           -
  Other                                        21,259           4,062            140                7           -
                                     -----------------   -------------  -------------  --------------- -----------
                                              804,825          72,460          2,267               64           4

NON-CURRENT LIABILITIES
  Long term debt                            1,130,159          74,557          1,200                -           -
  Deferred income taxes                       692,101          23,000            989               69         (37)
  Unamortized investment tax credits          100,498           3,961            186               10           -
  Accrued pension and other postretirement
      benefit costs                           141,855          12,333            530                -           -
  Amounts due to customers - income taxes           -          11,308            301                5          38
  Energy risk management non-current
    liabilities                                57,644               -              -                -           -
  Other                                       115,961          12,596            567                8           -
                                     -----------------   -------------  -------------  --------------- -----------
                                            2,238,218         137,755          3,773               92           1

         Total liabilities                  3,043,043         210,215          6,040              156           5

CUMULATIVE PREFERRED STOCK
  Not subject to mandatory redemption          20,686               -              -                -           -

COMMON STOCK EQUITY
  Common stock                                762,136               -              -                -           -
  Common stock of subsidiaries                      -           8,780            538               20           1
  Paid-in capital                             562,851          20,142             80               16           4
  Retained earnings (deficit)                 335,144         103,128          6,793              344           6
  Accumulated other comprehensive
    income (loss)                                (966)              -              -                -           -
                                     -----------------   -------------  -------------  --------------- -----------
          Total common stock equity         1,659,165         132,050          7,411              380          11


                                          $ 4,722,894       $ 324,265       $ 13,451            $ 536        $ 16




                                                                    THE CINCINNATI GAS & ELECTRIC COMPANY
                                                                   CONSOLIDATING BALANCE SHEET (CONTINUED)
                                                                              DECEMBER 31, 1999

                                                                           (dollars in thousands)


                                                                                              Consolidated
                                             Tri-State          KO                         The Cincinnati Gas
                                          Improvement Co. Transmission Co.  Eliminations   & Electric Company
                                         ---------------------------------------------------------------------

CAPITALIZATION AND LIABILITIES

CURRENT LIABILITIES
  Accounts payable                              $  58            $ 69      $       -           $ 253,115
  Accounts payable to affiliated companies          -             847        (18,554)             65,256
  Accrued taxes                                   251              64  2/        (49)  2/        136,118
  Accrued interest                                  -               -              -              17,375
  Notes payable and other short-term
    obligations                                     -               -              -             234,702
  Notes payable to affiliated companies             -               -         (9,434)             60,360
  Long term debt due within one year                -               -              -                   -
  Energy risk management current
    liabilities                                     -               -              -              60,478
  Other                                             -               -              -              25,468
                                          ------------  --------------  ------------       --------------
                                                  309             980        (28,037)            852,872

NON-CURRENT LIABILITIES
  Long term Debt                               38,143               -        (38,143)          1,205,916
  Deferred income taxes                         4,140             (94)             -             720,168
  Unamortized investment tax credits                -               -              -             104,655
  Accrued pension and other postretirement
      benefit costs                                 -               -              -             154,718
  Amounts due to customers - income taxes           -               -              -              11,652
  Energy risk management non-current
    liabilities                                     -               -              -              57,644
  Other                                            10               -              -             129,142
                                          ------------  --------------  ------------       --------------
                                               42,293             (94)       (38,143)          2,383,895

         Total liabilities                     42,602             886        (66,180)          3,236,767

CUMULATIVE PREFERRED STOCK
  Not subject to mandatory redemption               -               -              -              20,686

COMMON STOCK EQUITY
  Common stock                                      -               -              -             762,136
  Common stock of subsidiaries                     25               -         (9,364)                  -
  Paid-in capital                                   -             531        (20,773)            562,851
  Retained earnings (deficit)                   1,774              53       (112,098)            335,144
  Accumulated other comprehensive
    income (loss)                                   -               -              -                (966)
                                          ------------  --------------  ------------      --------------
          Total common stock equity             1,799             584       (142,235)          1,659,165


                                             $ 44,401         $ 1,470    $  (208,415)         $4,916,618



                      THE CINCINNATI GAS & ELECTRIC COMPANY
            CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY
                                DECEMBER 31, 1999
                             (dollars in thousands)

                                                                    The Union                   The West
                                                The Cincinnati     Light, Heat                 Harrison Gas
                                                Gas & Electric      and Power    Lawrenceburg  and Electric    Miami
                                                    Company          Company     Gas Company     Company    Power Corp.
                                               ------------------------------------------------------------------------

BALANCE AT DECEMBER 31, 1998                        $ 1,666,443       $ 128,818       $ 7,240        $ 391          $17

Comprehensive income
   Net income                                           233,576          12,274           549           46           12
   Other comprehensive income
     Minimum pension liability adjustment                   158               -             -            -            -
                                                ----------------  -------------- ------------- ------------ ------------
Comprehensive income total                              233,734          12,274           549           46           12
Dividends on preferred stock                               (856)              -             -            -            -
Dividends on common stock                              (250,100)         (9,659)         (398)         (50)         (15)
Contribution from parent for
   reallocation of taxes                                  8,920             617            20           (7)          (3)
Other                                                     1,024               -             -            -            -
                                                ----------------  -------------- ------------- ------------ ------------

BALANCE AT DECEMBER 31, 1999                        $ 1,659,165       $ 132,050       $ 7,411        $ 380         $ 11







                      THE CINCINNATI GAS & ELECTRIC COMPANY
      CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY (CONTINUED)
                                DECEMBER 31, 1999
                             (dollars in thousands)


                                                                                                 Consolidated
                                                        Tri-State       KO                       The Cincinnati
                                                       Improvement Transmission                 Gas & Electric
                                                           Co.          Co.      Eliminations       Company
                                                   ------------------------------------------------------------

BALANCE AT DECEMBER 31, 1998                             $ 946        $ 574     $ (137,986)      $ 1,666,443

Comprehensive income
   Net income                                              843           91        (13,825)          233,576
   Other comprehensive income
        Minimum pension liability adjustment                 -            -              -               158
                                                   ------------ ------------ -------------- -----------------
Comprehensive income total                                 853           91        (13,825)          233,734
Dividends on preferred stock                                 -            -                             (856)
Dividends on common stock                                    -          (82)        10,204          (250,100)
Contribution from parent for
   reallocation of taxes                                     -            1           (628)            8,920
Other                                                        -            -              -             1,024
                                                    ----------- ------------ -------------- -----------------

BALANCE AT DECEMBER 31, 1999                            $1,799        $ 584     $ (142,235)      $ 1,659,165




                      THE CINCINNATI GAS & ELECTRIC COMPANY
                      CONSOLIDATING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                 (in thousands)
                                                              The Union Light,                  The West
                                           The Cincinnati Gas    Heat and     Lawrenceburg  Harrison Gas and
                                           & Electric Company  Power Company  Gas Company   Electric Company
                                           -----------------------------------------------------------------

Operating Activities
  Net income                                    $ 233,576     $ 12,274        $ 549           $ 46
  Items providing or (using) cash currently:
    Depreciation and amortization                 188,825       14,830          475             19
    Deferred income taxes and investment tax
      credits - net                                 2,868         (738)          34              -
    Allowance for equity funds used
      during construction                          (2,510)         (36)         (19)             -
    Equity in earnings of consolidated
      subsidiaries                                (14,902)           -            -              -
    Regulatory assets - net                        14,187          138            -              -
    Unrealized (gain) loss from energy risk
      management activities                       (27,245)           -            -              -
    Changes in current assets and current
      liabilities
        Restricted Deposits                         1,041            -            -              -
        Accounts and notes receivable,
          less accumulated provisions for
          doubtful accounts                        26,052       (5,099)         512            (27)
        Materials, supplies, and fuel              15,706          615          (26)             -
        Accounts payable                           20,747        7,720          378              7
        Accrued taxes and interest                (15,539)      (3,138)        (199)            12
  Other items - net                                22,397        5,971            -              8
                                           --------------- ------------  -----------   ------------
          Net cash provided by (used in)
            operating activities                  465,203       32,537        1,704             65

Financing Activities
  Issuance of long-term debt                            -       19,818            -              -
  Retirement of preferred stock                       (26)           -            -              -
  Redemption of long-term debt                   (144,264)     (20,000)           -              -
  Change in short-term debt                        76,624        5,935           61              -
  Dividends on preferred stock                       (856)           -            -              -
  Dividends on common stock                      (250,100)      (9,659)        (398)           (50)
                                           --------------- ------------  -----------   ------------
          Net cash provided by (used in)
            financing activities                 (318,622)      (3,906)        (337)           (50)

Investing Activities
  Construction expenditures (less allowance
    for equity funds used during construction)   (164,384)     (28,234)      (1,367)            (8)
                                           --------------- ------------  -----------   ------------
          Net cash provided by (used in)
            investing activities                 (164,384)     (28,234)      (1,367)            (8)

Net increase (decrease) in cash and
  temporary cash investments                      (17,803)         397            -              7

Cash and temporary cash investments at
  beginning of period                              23,489        3,244           76            100
                                           --------------- ------------  -----------   ------------

Cash and temporary cash investments at
  end of period                                  $  5,686      $ 3,641         $ 76          $ 107


                      THE CINCINNATI GAS & ELECTRIC COMPANY
                CONSOLIDATING STATEMENT OF CASH FLOWS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                 (in thousands)
                                                                                                            Consolidated
                                              Miami        Tri-State           KO                        The Cincinnati Gas
                                           Power Corp.  Improvement Co.  Transmission Co.  Eliminations  & Electric Company
                                           --------------------------------------------------------------------------------

Operating Activities
  Net income                                  $ 12        $  853             $ 91           $ (13,825)        $ 233,576
  Items providing or (using) cash currently:
    Depreciation and amortization                1             -              318                   -           204,468
    Deferred income taxes and investment tax
      credits - net                              -           270              (68)                  -             2,366
    Allowance for equity funds used during
      construction                               -             -                -                   -            (2,565)
    Equity in earnings of consolidated
      subsidiaries                               -             -                -              14,902                 -
    Regulatory assets - net                      -             -                -                   -            14,325
    Unrealized (gain)loss from energy risk
      management activities                      -             -                -                   -           (27,245)
    Changes in current assets and current
      liabilities
        Restricted Deposits                      -             -                -                   -             1,041
        Accounts and notes receivable,
          less accumulated provision for
          doubtful accounts                      1          (731)               8              (3,040)           17,676
        Materials, supplies, and fuel            -             -                -                   -            16,295
        Accounts payable                         1          (218)            (364)             (5,809)           22,462
        Accrued taxes and interest               1          (336)              20                 646           (18,533)
  Other items - net                             (4)        1,278               45             (10,195)           19,500
                                         ----------  ------------     ------------          ----------     -------------
          Net cash provided by (used in)
            operating activities                12         1,116               50             (17,321)          483,366

Financing Activities
  Issuance of long-term debt                     -             -                -                   -            19,818
  Retirement of preferred stock                  -             -                -                   -               (26)
  Redemption of long-term debt                   -             -                -                   -          (164,264)
  Change in short-term debt                      -             -                -               6,139            88,759
  Dividends on preferred stock                   -             -                -                   -              (856)
  Dividends on common stock                    (15)            -              (50)             10,172          (250,100)
                                         ----------  ------------     ------------          ----------   ---------------
          Net cash provided by (used in)
            financing activities               (15)            -              (50)             16,311          (306,669)

Investing Activities
  Construction expenditures (less allowance
    for equity funds used during construction)   -        (1,149)               -               1,010          (194,132)
                                         ----------  ------------     ------------         ----------    ---------------
          Net cash provided by (used in)
            investing activities                 -        (1,149)               -               1,010          (194,132)

Net increase (decrease) in cash and
  temporary cash investments                    (3)          (33)               -                   -           (17,435)

Cash and temporary cash investments at
  beginning of period                           14            66                -                   -            26,989
                                         ----------  ------------     ------------         ----------    ---------------

Cash and temporary cash investments at
  end of period                               $ 11          $ 33                -                   -          $  9,554